Exhibit 99.1

STATEMENT PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dr David Dalton, Chief Executive Officer of Univec, Inc., certify, pursuant to 18 U.S.C. ss. 1350, as enacted by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-KSB for the annual period ended December 31, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Univec, Inc.


Dated: May 9, 2003

                                       By: /s/ David Dalton
                                       -----------------------------------------
                                       Dr, David Dalton, Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Univec, Inc. and will be retained by Univec, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.